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                                                                   Exhibit 10.15

                        PLEDGE AGREEMENT SUPPLEMENT NO. 1

        This Supplement No. 1 to the Pledge Agreement (defined below) is delivered pursuant to Section 2.3 of such Agreement. The undersigned hereby agrees that this Supplement No. 1 may be attached to that certain Amended and Restated Pledge Agreement dated as of March 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement", capitalized terms defined therein (including by reference) being used herein as therein defined (or referenced)) by and among Allbritton Communications Company, Fleet National Bank, as Agent, and the other parties thereto, and that the Pledged Collateral listed on Schedule 1 to this Supplement No. 1 (the "New Pledged Collateral") shall be deemed to be part of the Pledged Collateral and shall secure all Obligations. The undersigned hereby confirms the delivery on its behalf to the Agent of all certificates or instruments representing or evidencing the New Pledged Collateral and hereby transfers and grants to the Agent, for the benefit of the Secured Parties, a security interest in and to all of the undersigned's right, title and interest in the New Pledged Collateral and all other Pledged Collateral in accordance with the terms of the Pledge Agreement.

        THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                                             ALLBRITTON COMMUNICATIONS COMPANY


                                             By:    /s/ Stephen P. Gibson
                                                    --------------------------
                                             Name:  Stephen P. Gibson
                                             Title: Chief Financial Officer

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                                                                      SCHEDULE 1
                                            TO PLEDGE AGREEMENT SUPPLEMENT NO. 1

                                 Pledged Shares

                                                                                                        Outstanding
                                                            Outstanding             Outstanding         Certificate
          Pledgor              Pledged Share Issuer         Shares/Units        Shares/Units Pledged      Numbers
 -------------------------     --------------------        --------------       --------------------    -----------
 Allbritton Communications      ACC Licensee, Inc.         1000 Common               1000 Common             1
          Company                                          $.01 par value